UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2017

Date of reporting period:  June 30, 2017

Item 1. Reports to Stockholders.

AC ONE China Fund

Institutional Class – acoix

Annual Report

June 30, 2017

AC ONE CHINA FUND

Dear Shareholders,

The managers of the AC ONE China Fund are pleased to report that the Fund added another 8.02% in its fiscal fourth quarter ended June 30, 2017, bringing six month gains to 21.02%.  This compares with quarterly gains of 6.86% and six month gains to 17.11% for the Fund’s primary benchmark, the Hang Seng Index.  The more volatile MSCI China Index added 10.57% and 24.86% over these same respective periods.  The most recent quarterly returns brought the annualized return of the Fund since inception to 9.34% compared to 6.07% for the Hang Seng Index and 9.34% for the MSCI China Index over this same time.

	3	6	1	RETURN
	MONTH	MONTH	YEAR	FROM
	RETURN	RETURN	RETURN	INCEPTION(1)
Hang Seng Index(2)	6.86%	17.11%	23.90%	6.07%
MSCI China Index(3)	10.57%	24.86%	32.19%	9.34%
Institutional Class	8.02%	21.02%	22.25%	9.34%

(1)	July 27, 2012
(2)	The Hang Seng Index is a free float-adjusted market capitalization index designed to measure the equity market in Hong Kong. This index cannot be invested in directly.
(3)
The MSCI China Index tracks the evolving China domestic equity market through a combination of the largest securities and a bottom-up sampling approach to index construction for those securities that meet minimum size and liquidity thresholds, with constituents then adjusted for free float.

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted.  Returns for periods greater than one year are annualized. The fund has a 2.00% redemption fee for shares which are redeemed within 60 days if purchase, which is also not reflected in the performance data. If reflected, the fee would reduce the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-964-0788.

Institutional Class Gross Expense Ratio – 3.79%

The basis for the Fund’s continued emphasis on consumer-focused holdings remains.  While purely consumer goods and services companies represent 6.4% of the Hang Seng Index, they represent 24.6% of the AC ONE China Fund.  But within the other sectors held, consumer focus is also stressed.  Financial sector holdings (which were 21.6% of holdings vs. 48.2% for the Hang Seng Index) concentrate in insurance companies that offer property & casualty and health protection (many with a strong online presence), credit card issuers and consumer banking, and retail brokerages (also with online presence).  Our IT holdings also concentrate on on-line, consumer-directed companies.  Representing 25.4% of the Fund (vs. 11.6% of the Hang Seng Index), these holdings include Tencent, Alibaba and Baidu.  With disposable income rising quickly, the Advisor also remains confident of the continued progress for the Fund’s 17.4% weighting in travel and leisure holdings.

In the second quarter of the fiscal year, the IT sector of the Hang Seng Index gained 19.01%, bringing six month gains to 38.69%—far outpacing any other sector.  Being overweighted in this sector was a large factor in the Fund’s performance.  At the other end of the spectrum, energy was the worst performing sector: down 7.38% in the quarter.  The Fund sold its remaining energy shares in 2016 and therefore avoided this headwind.  Being underweighted in the financial sector, particularly in more cyclical and leveraged holdings, hurt the Fund’s performance during the quarter.

AC ONE CHINA FUND

Chinese economic growth was reported to have topped expectations again in the June quarter with GDP expanding 6.9% from a year earlier. After this report, the International Monetary Fund revised up its forecasts for China’s economic growth in 2017 and 2018, the third time it has raised its outlook for the country this year.  These strong growth numbers give Beijing more leeway in reining in credit growth, stabilizing the property market.  At the end of the most recent quarter, the implied P/E ratio of the Hang Seng Index stood at 14.5 and the dividend yield stood at 3.4%.  This compares with the S&P 500 Index which carried a P/E ratio of 24.2 and an indicated dividend yield of 1.9%.

As we approach the fifth anniversary of the Fund’s inception, the Advisor is pleased with our progress and appreciate the continued support of our shareholders.  We will continue our efforts to provide a useful vehicle for North American investors to participate in China’s future.

Respectively

Patrick Pascal
Co-President

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Because the Fund is focused on Chinese companies it is subject to greater risk of adverse events in the country and region.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The Hang Seng Index is a free float-adjusted market capitalization index designed to measure the equity market in Hong Kong.

The MSCI China Index tracks the evolving China domestic equity market through a combination of the largest securities and a bottom-up sampling approach to index construction for those securities that meet minimum size and liquidity thresholds, with constituents then adjusted for free float.

One cannot invest directly in an index.

Price/Earnings Ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Dividend Yield is calculated by annualizing the last quarterly dividend paid and dividing it by the current share price.

The material must be preceded or accompanied by a prospectus.

The AC ONE China Fund is distributed by Quasar Distributors, LLC.

AC ONE CHINA FUND

Value of $25,000 Investment (Unaudited)

The chart assumes an initial investment of $25,000.  Performance reflects waivers of fees and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return (%) – As of June 30, 2017

	One Year	Three Years	Since Inception(1)
AC ONE China Fund	22.25%	5.09%	9.34%
MSCI China Index(2)	32.19%	8.07%	9.34%
Hang Seng Index(3)	23.90%	3.57%	6.07%

(1)	July 27, 2012.
(2)
The MSCI China Index tracks the evolving China domestic equity market through a combination of the largest securities and a bottom-up sampling approach to index construction for those securities that meet minimum size and liquidity thresholds, with constituents than adjusted for free float.

(3)
The Hang Seng Index is a free float-adjusted market capitalization-weighted stock market index in Hong Kong. It is used to record and monitor daily changes of the largest companies of the Hong Kong stock market and is the main indicator of the overall market performance in Hong Kong.

AC ONE CHINA FUND

Expense Example (Unaudited)
June 30, 2017

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2017 – June 30, 2017).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	01/01/2017	06/30/2017	01/01/2017 to 06/30/2017
AC ONE China Fund Actual(2)	$1,000.00	$1,210.20	$9.32
AC ONE China Fund Hypothetical
(5% annual return before expenses)	$1,000.00	$1,016.36	$8.50

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.70% multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended June 30, 2017 of 21.02%.

AC ONE CHINA FUND

Sector Allocation (Unaudited)
as of June 30, 2017(1)
(% of Net Assets)

Top Ten Equity Holdings (Unaudited)
as of June 30, 2017(1)
(% of net assets)

Tencent Holdings	12.5%
Alibaba Group Holding- ADR	8.2
Ping An Insurance Group, Class H	5.1
China Mobile	4.6
Ctrip.com International – ADR	4.0
Sinopharm Group, Class H	3.6
China Mengniu Dairy	3.4
Industrial & Commercial Bank of China, Class H	3.2
CITIC Securities, Class H	3.0
CSPC Pharmaceutical Group	2.9

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
ADR – American Depositary Receipt

AC ONE CHINA FUND

Schedule of Investments
June 30, 2017

	Shares	Value
COMMON STOCKS – 97.3%

Consumer Discretionary – 15.3%
Anta Sports Products	77,000	$254,380
BYD Company, Class H	37,500	230,111
Ctrip.com International – ADR*	8,850	476,661
Goodbaby International Holdings	219,000	90,809
Great Wall Motor, Class H	136,000	167,842
Haier Electronics Group	76,000	197,593
IMAX China Holding*	32,000	98,149
Man Wah Holdings	89,200	80,072
Samsonite International	55,700	232,703
		1,828,320

Consumer Staples – 6.6%
China Mengniu Dairy	209,000	409,795
Hengan International Group	26,500	195,494
Tsingtao Brewery, Class H	42,000	185,856
		791,145

Financials – 20.8%
Bank Of China, Class H	471,000	230,963
China Life Insurance, Class H	101,000	308,662
CITIC Securities, Class H	175,000	361,931
Haitong Securities, Class H	64,400	104,121
Hong Kong Exchanges & Clearing	8,700	224,759
Industrial & Commercial Bank of China, Class H	571,000	385,358
PICC Property & Casualty, Class H	159,668	266,663
Ping An Insurance Group, Class H	92,000	606,041
		2,488,498

Health Care – 7.4%
CSPC Pharmaceutical Group	234,000	341,783
Sino Biopharmaceutical	125,000	110,528
Sinopharm Group, Class H	94,800	428,298
		880,609

Industrials – 11.6%
Air China, Class H	321,000	330,870
AviChina Industry & Technology, Class H	315,000	184,769
Beijing Capital International Airport, Class H	137,000	192,959
China Everbright International	136,000	169,620
CRRC, Class H	215,000	193,405
Zhuzhou CRRC Times Electric, Class H	64,500	316,359
		1,387,982

See Notes to the Financial Statements

AC ONE CHINA FUND

Schedule of Investments – Continued
June 30, 2017

	Shares	Value

Information Technology# – 27.1%
AAC Technologies	14,500	$181,122
Alibaba Group Holding – ADR*	6,960	980,664
Baidu – ADR*	1,785	319,265
Tencent Holdings	41,700	1,495,986
TravelSky Technology, Class H	94,000	276,877
		3,253,914

Materials – 1.4%
Bloomage Biotechnology	42,500	81,814
China Lumena New Materials*(a)	284,000	1,819
Nine Dragons Paper Holdings	67,000	89,223
		172,856

Telecommunication Services – 6.0%
China Mobile	51,500	545,993
China Telecom, Class H	356,000	169,051
		715,044

Utilities – 1.1%
China Resources Gas Group	40,000	136,415
Total Common Stocks
(Cost $9,366,014)		11,654,783

SHORT-TERM INVESTMENT – 2.7%
Invesco Government TaxAdvantage Portfolio, Institutional Class, 0.73%^
(Cost $329,671)	329,671	329,671
Total Investments – 100.0%
(Cost $9,695,685)		11,984,454
Other Assets and Liabilities, Net – 0.0%		4,232
Total Net Assets – 100.0%		$11,988,686

*	Non-income producing security.
#	The Fund is significantly invested in this sector and therefore is subject to additional risks. See Note 9 in Notes to Financial Statements.
(a)	Security considered illiquid and is categorized in Level 3 of the fair value hierarchy. See Notes 2 and 3 in Notes to Financial Statements.
^	Variable Rate Security – The rate shown is the annualized seven day effective yield as of June 30, 2017.
ADR – American Depositary Receipt

See Notes to the Financial Statements

AC ONE CHINA FUND

Statement of Assets and Liabilities
June 30, 2017

ASSETS:
Investments, at value
(cost $9,695,685)	$11,984,454
Dividends & interest receivable	49,755
Return of capital receivable	1,657
Prepaid expenses	7,622
Receivable from adviser for expense reimbursements	1,078
Total assets	12,044,566

LIABILITIES:
Payable for fund administration & accounting fees	18,387
Payable for compliance fees	3,106
Payable for transfer agent fees & expenses	6,904
Payable for custody fees	3,399
Payable for trustee fees	3,101
Accrued expenses	20,983
Total liabilities	55,880

NET ASSETS	$11,988,686

NET ASSETS CONSIST OF:
Paid-in capital	$9,865,154
Accumulated undistributed net investment loss	(5,755)
Accumulated undistributed net realized loss on investments	(159,723)
Net unrealized appreciation on investments and translations of foreign currency	2,289,010
Net Assets	$11,988,686

Shares issued and outstanding(1)	839,509

Net asset value, redemption price and minimum offering price per share(2)	$14.28

(1)	Unlimited shares authorized.
(2)	A redemption fee of 2.00% is assessed against shares redeemed within 60 days of purchase.

See Notes to the Financial Statements

AC ONE CHINA FUND

Statement of Operations
For the Year Ended June 30, 2017

INVESTMENT INCOME:
Interest income	$909
Dividend income	134,214
Less: Foreign taxes withheld	(11,202)
Total investment income	123,921

EXPENSES:
Investment adviser fees (See Note 4)	132,373
Fund administration & accounting fees (See Note 4)	95,873
Transfer agent fees & expenses (See Note 4)	45,280
Federal & state registration fees (See Note 4)	32,043
Custody fees (See Note 4)	23,982
Audit fees	16,993
Compliance fees (See Note 4)	12,378
Legal fees	9,997
Other	6,550
Postage & printing fees	6,259
Trustee fees (See Note 4)	9,679
Distribution fees – Investor Class (See Note 5)(1)	1,101
Total expenses before reimbursement	392,508
Less: reimbursement/waiver from investment adviser (See Note 4)	(211,363)
Net expenses	181,145

NET INVESTMENT LOSS	(57,224)

REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on investments, including foreign currency gain	158,717
Net change in unrealized appreciation on investments and translations of foreign currency	2,049,589

Net realized and unrealized gain on investments and foreign currency	2,208,306

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,151,082

(1)	Investor Class shares converted to Institutional Class shares on January 31, 2017 (See Note 1 in the Notes to the Financial Statements).

See Notes to the Financial Statements

AC ONE CHINA FUND

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	June 30, 2017	June 30, 2016
OPERATIONS:
Net investment income (loss)	$(57,224)	$14,443
Net realized gain (loss) on investments,
including foreign currency	158,717	(318,888)
Net change in unrealized appreciation
on investments and translations of foreign currency	2,049,589	(2,467,956)
Net increase (decrease) in net assets resulting from operations	2,151,082	(2,772,401)

CAPITAL SHARE TRANSACTIONS:
Investor Class(1):
Proceeds from shares sold	13,006	71,222
Proceeds from reinvestment of distributions	—	4,579
Payment for conversion to Institutional Class shares	(673,959)	—
Payments for shares redeemed	(334,714)	(364,171)
Redemption fees	5	139
Decrease in net assets from Investor Class transactions	(995,662)	(288,231)
Institutional Class:
Proceeds from shares sold	2,493,804	391,584
Proceeds from conversion of Investor Class shares	673,959	—
Proceeds from reinvestment of distributions	12,907	25,819
Payments for shares redeemed	(2,299,497)	(1,199,995)
Redemption fees	50	1,020
Increase (decrease) in net assets from Institutional Class transactions	881,223	(781,572)
Net decrease in net assets resulting
from capital share transactions	(114,439)	(1,069,803)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Investor Class(1)	—	—
Institutional Class	(15,342)	—
From net realized gains:
Investor Class(1)	—	(4,579)
Institutional Class	—	(44,602)
Total distributions to shareholders	(15,342)	(49,181)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,021,301	(3,891,385)

NET ASSETS:
Beginning of year	9,967,385	13,858,770
End of year, including accumulated undistributed net
investment income (loss) of $(5,755) and $15,342, respectively.	$11,988,686	$9,967,385

(1)	Investor Class shares converted to Institutional Class shares on January 31, 2017 (See Note 1 in the Notes to the Financial Statements).

See Notes to the Financial Statements

AC ONE CHINA FUND

Financial Highlights

						For the Period
						Inception
	Year Ended	Year Ended	Year Ended		Year Ended	Through
	June 30, 2017	June 30, 2016	June 30, 2015		June 30, 2014	June 30, 2013(1)

PER SHARE DATA:(2)

Net asset value, beginning of period	$11.70	$14.74	$13.10		$11.28	$10.00

INVESTMENT OPERATIONS:
Net investment income (loss)	(0.08)	0.02	(—	)(4)	0.07	0.04
Net realized and unrealized
gain (loss) on investments and
translations of foreign currency	2.68	(3.01)	2.39		2.04	1.24
Total from investment operations	2.60	(2.99)	2.39		2.11	1.28

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.02)	—	(0.04)		(0.06)	—
Dividends from net realized gains	—	(0.05)	(0.71)		(0.23)	—
Total distributions	(0.02)	(0.05)	(0.75)		(0.29)	—
Paid-in capital from redemption fees	— (3)	— (3)	—	(3)	—	— (3)

Net asset value, end of period	$14.28	$11.70	$14.74		$13.10	$11.28

TOTAL RETURN(4)	22.25%	(20.28)%	19.09%		18.57%	12.80%

SUPPLEMENTAL DATA
AND RATIOS:
Net assets, end of period (in 000’s)	$11,989	$9,029	$12,336		$8,963	$6,712

Ratio of expenses to average net assets:
Before expense
reimbursement/waiver(5)	3.68%	3.78%	3.66%		4.36%	8.34%
After expense
reimbursement/waiver(5)	1.70%	1.70%	1.70%		1.70%	1.70%

Ratio of net investment income (loss)
to average net assets:
Before expense
reimbursement/waiver(5)	(2.54)%	(1.92)%	(1.98)%		(2.11)%	(5.98)%
After expense
reimbursement/waiver(5)	(0.56)%	0.16%	(0.02)%		0.55%	0.66%

Portfolio turnover rate(4)	16%	18%	21%		42%	15%

(1)	Inception date of the Fund was July 27, 2012.
(2)	For a Fund share outstanding for the entire period.
(3)	Amount per share is less than $0.01.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

See Notes to the Financial Statements

AC ONE CHINA FUND

Notes to the Financial Statements
June 30, 2017

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The AC ONE China Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust.  The investment objective of the Fund is capital appreciation and income.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Board Codification Topic 946 Financial Services – Investment Companies.  The Fund commenced operations on July 27, 2012.  The Fund currently offers only Institutional Class shares. Effective January 4, 2017, the Fund ceased offering Investor Class shares. The remaining Investor Class shares were converted to Institutional Class shares at the close of business on January 31, 2017.  The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund.  Therefore, no federal income or excise tax provision is required.  As of and during the year ended June 30, 2017, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.  As of and during the year ended June 30, 2017, the Fund did not incur any interest or penalties. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations.

Security Transactions and Investment Income – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

Dividends and Distributions – The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.  For the year ended June 30, 2017, the Fund

AC ONE CHINA FUND

Notes to the Financial Statements – Continued
June 30, 2017

decreased accumulated undistributed net investment loss by $51,469, decreased accumulated undistributed net realized loss by $1,348 and decreased paid-in capital by $52,817.  These adjustments were due to the Fund’s net operating loss and foreign currency adjustments.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses – Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Illiquid Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value.  The Fund will not hold more than 15% of the value of its net assets in illiquid securities.  At June 30, 2017, the Fund had investments in illiquid securities with a total value of $1,819 or 0.0% of total net assets.  Information concerning illiquid securities is as follows:

Security	Shares	Dates Acquired	Cost Basis
China Lumena New Materials	284,000	11/13 – 1/14	$60,819

3.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

AC ONE CHINA FUND

Notes to the Financial Statements – Continued
June 30, 2017

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Equity Securities – Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the Fund’s Net Asset Value (“NAV”) is calculated often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day.  The Fund will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated.  If valuation adjustments are applied, the securities are categorized as Level 2 in the fair value hierarchy.

Short-Term Investments – Investments in other mutual funds, including money market funds, are valued at their net asset value per share to the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.  If valuation adjustments are applied, they are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  As of June 30, 2017, the following inputs were considered for the Fund’s Level 3 securities: last traded price and discount for lack of marketability.  If the discount for lack of marketability increased, there would be a negative impact to the security’s fair value price.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports of the Valuation Committee that describe any fair value determinations and methods.

AC ONE CHINA FUND

Notes to the Financial Statements – Continued
June 30, 2017

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of June 30, 2017:

	Level 1	Level 2	Level 3	Total
Common Stocks	$1,776,590	$9,876,374	$1,819	$11,654,783
Short-Term Investment	329,671	—	—	329,671
Total Investments	$2,106,261	$9,876,374	$1,819	$11,984,454

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Investments
in Securities
Balance as of 6/30/2016	$8,790
Accrued discounts/ premiums	—
Realized gain (loss)	(7,052)
Change in net unrealized appreciation/(depreciation)	2,002
Net purchases (sales)	(1,921)
Transfers into and/or out of Level 3	—
Balance as of 6/30/2017	$1,819
Change in unrealized appreciation during the period for
Level 3 investments held at June 30, 2017	$(11)

Transfers between levels are recognized at the end of the reporting period.  During the year ended June 30, 2017, the Fund recognized no transfers to/from Level 1 or Level 2.  The Fund had no transfers into or out of Level 3 during the year.  The Level 3 investments as of June 30, 2017, represented 0.0% of net assets.

Refer to the Schedule of Investments for further information on the classification of investments.

The following provides information regarding the valuation techniques, unobservable inputs used, and other information related to the fair value of Level 3 investments as of June 30, 2017:

Type of	Fair value	Valuation	Unobservable
security	as of 6/30/17	Technique	Inputs	Discount
Common Stocks	$1,819	Consensus Pricing	Discount for lack	99%
			of marketability

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with AC ONE Asset Management, LLC (the “Adviser”) to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.25% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.70% of average

AC ONE CHINA FUND

Notes to the Financial Statements – Continued
June 30, 2017

daily net assets of the Fund.  Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and reimbursement occurred.  The Operating Expense Limitation Agreement is intended to be continual in nature and cannot be terminated within a year after the effective date of the Fund’s prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees or the Adviser, with the consent of the Board.  Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
6/30/2018	$231,801
6/30/2019	227,683
6/30/2020	211,363

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals.  The officers of the Trust including the Chief Compliance Officer are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended June 30, 2017, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.  A Trustee of the Trust is an interested person of the Distributor.

5.  DISTRIBUTION COSTS

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only.  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the average daily net assets of the Investor Class.  The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund.  Payments made pursuant to the Plan will represent reimbursement for distribution and service activities.  For the year ended June 30, 2017, the Investor Class incurred expenses of $1,101 pursuant to the Plan.  As described in Note 1, the Investor Class was closed as of January 31, 2017, and there will be no further 12b-1 fees accrued in the Fund.

AC ONE CHINA FUND

Notes to the Financial Statements – Continued
June 30, 2017

6.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

	Year Ended	Year Ended
	June 30, 2017	June 30, 2016
Investor Class(1):
Shares sold	1,025	5,847
Shares issued to holders in reinvestment of dividends	—	365
Shares converted to Institutional Class	(54,149)	—
Shares redeemed	(27,665)	(29,187)
Net decrease in Investor Class shares	(80,789)	(22,975)

(1)	Investor Class shares converted to Institutional Class shares on January 31, 2017.

Institutional Class:
Shares sold	200,113	36,123
Shares issued to holders in reinvestment of dividends	1,111	2,046
Shares converted from Investor Class	53,801	—
Shares redeemed	(187,532)	(103,234)
Net increase (decrease) in Institutional Class shares	67,493	(65,065)
Net decrease in shares outstanding	(13,296)	(88,040)

(1)	Investor Class shares converted to Institutional Class shares on January 31, 2017.

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended June 30, 2017, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$1,585,631	$1,885,925

8.  INCOME TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at June 30, 2017, the most recently completed fiscal year end were as follows:

Aggregate Gross	Aggregate Gross		Federal Income
Appreciation	Depreciation	Net Appreciation	Tax Cost
$3,031,059	$(773,894)	$2,257,165	$9,727,530

AC ONE CHINA FUND

Notes to the Financial Statements – Continued
June 30, 2017

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the deferral of wash sale losses.

At June 30, 2017, components of accumulated earnings (deficit) on a tax-basis were as follows:

Undistributed	Other		Total
Ordinary	Accumulated	Unrealized	Accumulated
Income	Losses	Appreciation	Gains
$—	$(133,633)	$2,257,165	$2,123,532

As of June 30, 2017, the Fund had short-term capital loss carryovers of $18,095 and long-term capital loss carryovers of $109,783, respectively, which will be permitted to be carried over for an unlimited period.  During the year ended June 30, 2017, the Fund utilized $191,910 in long-term capital loss carryovers.  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31. For the taxable year ended June 30, 2017, the Fund deferred, on a tax basis, late year losses of $5,755.

The tax character of distributions paid for the year ended June 30, 2017, were as follows:

Ordinary	Long Term
Income*	Capital Gains	Total
$15,342	$—	$15,342

The tax character of distributions paid for the year ended June 30, 2016, were as follows:

Ordinary	Long Term
Income*	Capital Gains	Total
$1	$49,180	$49,181

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

9.  GEOGRAPHIC CONCENTRATION & SECTOR RISK

The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluation could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund.  As of June 30, 2017, 100% of the Fund’s securities, excluding short-term investments, were located in China or economically tied to China.

As of June 30, 2017, the Fund had a significant portion of its assets invested in the information technology sector. Changes in domestic and international competition, economic cycles, financial resources, personnel availability, rapid innovation and intellectual property issues may affect companies in this sector.

10.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of June 30, 2017, Union Bank, for the benefit of its customers, owned 33.1% of the outstanding shares of the Fund.

AC ONE CHINA FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders of AC ONE China Fund and
Board of Trustees of Managed Portfolio Series

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of AC ONE China Fund (the “Fund”), a series of Managed Portfolio Series, as of June 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AC ONE China Fund as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio
August 25, 2017

AC ONE CHINA FUND

Additional Information (Unaudited)
June 30, 2017

TRUSTEES AND OFFICERS

			Number of		Other
			Portfolios		Directorships
	Position(s)	Term of Office	in Trust		Held by Trustee
Name, Address and	Held with	and Length of	Overseen	Principal Occupation(s)	During the
Year of Birth	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years

Independent Trustees

Leonard M. Rush, CPA	Lead	Indefinite Term;	35	Retired, Chief Financial	Independent
615 E. Michigan St.	Independent	Since		Officer, Robert W. Baird	Trustee, ETF
Milwaukee, WI 53202	Trustee	April 2011		& Co. Incorporated	Series Solutions
Year of Birth: 1946	and Audit			(2000-2011).	(16 Portfolios)
	Committee				(2012-Present);
	Chairman				Director, Anchor
Bancorp
Wisconsin, Inc.
(2011-2013)

David A. Massart	Trustee and	Indefinite Term;	35	Co-Founder and Chief	Independent
615 E. Michigan St.	Valuation	Since		Investment Strategist,	Trustee, ETF
Milwaukee, WI 53202	Committee	April 2011		Next Generation Wealth	Series Solutions
Year of Birth: 1967	Chairman			Management, Inc.	(16 Portfolios)
				(2005-Present).	(2012-Present)

David M. Swanson	Trustee	Indefinite Term;	35	Founder and Managing	Independent
615 E. Michigan St.		Since		Principal, SwanDog Strategic	Trustee, ALPS
Milwaukee, WI 53202		April 2011		Marketing, LLC (2006-	Variable
Year of Birth: 1957				present); Executive Vice	Investment Trust
				President, Calamos	(11 Portfolios)
				Investments (2004-2006).	(2006-Present);
Independent
Trustee,
RiverNorth
Opportunities
Closed-End
Fund
(2015-Present)

Interested Trustee

Robert J. Kern*	Chairman,	Indefinite Term;	35	Executive Vice President,	None
615 E. Michigan St.	and Trustee	Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		January 2011		LLC (1994-Present).
Year of Birth: 1958

AC ONE CHINA FUND

Additional Information (Unaudited) – Continued
June 30, 2017

			Number of		Other
			Portfolios		Directorships
	Position(s)	Term of Office	in Trust		Held by Trustee
Name, Address and	Held with	and Length of	Overseen	Principal Occupation(s)	During the
Year of Birth	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years

Officers

James R. Arnold	President	Indefinite Term;	N/A	Senior Vice President, U.S.	N/A
615 E. Michigan St.	and	Since		Bancorp Fund Services, LLC
Milwaukee, WI	Principal	January 2011		(2002-Present).
53202	Executive
Year of Birth: 1957	Officer

Deborah Ward	Vice	Indefinite Term;	N/A	Senior Vice President, U.S.	N/A
615 E. Michigan St.	President,	Since		Bancorp Fund Services, LLC
Milwaukee, WI 53202	Chief	April 2013		(2004-Present).
Year of Birth: 1966	Compliance
Officer and
Anti-Money
Laundering
Officer

Brian R. Wiedmeyer	Treasurer	Indefinite Term;	N/A	Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	and	Since		Fund Services, LLC
Milwaukee, WI 53202	Principal	January 2011		(2005-Present).
Year of Birth: 1973	Financial
Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite Term;	N/A	Senior Vice President and	N/A
615 E. Michigan St.		Since		Counsel, U.S. Bancorp Fund
Milwaukee, WI 53202		August 2015		Services, LLC (2006-Present).
Year of Birth: 1965

Thomas A. Bausch, Esq.	Assistant	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Secretary	Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		May 2016		LLC (2016-Present);
Year of Birth: 1979				Associate, Godfrey &
Kahn, S.C. (2012-2016);
Graduate, University of
Wisconsin Law School
(2009-2012).

Ryan L. Roell	Assistant	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		September 2012		LLC (2005-Present).
Year of Birth: 1973

AC ONE CHINA FUND

Additional Information (Unaudited) – Continued
June 30, 2017

			Number of		Other
			Portfolios		Directorships
	Position(s)	Term of Office	in Trust		Held by Trustee
Name, Address and	Held with	and Length of	Overseen	Principal Occupation(s)	During the
Year of Birth	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years

Benjamin Eirich	Assistant	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		May 2016		LLC (2008-Present).
Year of Birth: 1981

Doug Schafer	Assistant	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		May 2016		LLC (2002-Present).
Year of Birth: 1970

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

AC ONE CHINA FUND

Additional Information (Unaudited)
June 30, 2017

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-888-964-0788.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-888-964-0788.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2017 is available (1) without charge, upon request, by calling 1-888-964-0788, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended June 30, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2002.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 100% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended June 30, 2017 was 8% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(c) was 0%.

AC ONE CHINA FUND

Approval of Investment Advisory Agreement (Unaudited)

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 21-22, 2017, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the continuation of the Investment Advisory Agreement between the Trust and AC ONE Asset Management, LLC (“AC ONE” or the “Adviser”) regarding the AC ONE China Fund (the “Fund”) (the “Investment Advisory Agreement”) for another annual term.

Prior to the meeting and at a meeting held on January 9, 2017, the Trustees received and considered information from AC ONE and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”).  Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the renewal of the Investment Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following: (1) the nature, extent, and quality of the services provided by AC ONE with respect to the Fund; (2) the Fund’s historical performance; (3) the costs of the services provided by AC ONE and the profits realized by AC ONE with respect to services rendered to the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to AC ONE resulting from its relationship with the Fund.  In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them and did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including at an in-person presentation by a representative of AC ONE, and the Support Materials, the Board concluded that the overall arrangements between the Trust and AC ONE set forth in the Investment Advisory Agreement continue to be fair and reasonable in light of the services that AC ONE performs, the investment advisory fees that the Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.  The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that AC ONE provides under the Investment Advisory Agreement, noting that such services include, but are not limited to, the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions effected by AC ONE on behalf of the Fund; (5) selecting broker-dealers to execute orders on behalf of the Fund; and (6) monitoring and maintaining the Fund’s compliance with policies and procedures of the Trust and with applicable securities laws.  The Trustees considered that AC ONE is a joint venture between Chelsea Management Company and AssetPlus Investment Management Corp., long-standing asset management organizations, and they also considered the capitalization of AC ONE, noting that the firm continues to maintain a reserve escrow account as an added assurance of prompt payment of its obligations to the Fund.  The

AC ONE CHINA FUND

Approval of Investment Advisory Agreement (Unaudited) – Continued

Trustees took into account the investment philosophy and broad investment management experience of the portfolio managers, as well as the fact that AC ONE utilizes the research and analytical capabilities of AssetPlus Investment Management Corp.’s China office.  The Trustees concluded that they are satisfied with the nature, extent and quality of services that AC ONE provides to the Fund under the Investment Advisory Agreement.

Fund Historical Performance.  In assessing the quality of the portfolio management delivered by AC ONE, the Trustees reviewed the short-term and longer-term performance of the Fund on both an absolute basis and in comparison to appropriate securities benchmark indices and the Fund’s peer funds according to Morningstar classifications.  When comparing the Fund’s performance against its Morningstar peer group, the Trustees took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer group.  The Trustees noted the Fund’s performance, with regard to its Morningstar peer group, trailed the peer group median and average for the year-to-date, one-year and three-year periods ended October 31, 2016.  The Trustees further noted that the Fund has underperformed the benchmark Hang Seng Index for the year-to-date and one-year periods ended October 31, 2016, but outperformed the benchmark for the three-year period ended October 31, 2016. The Trustees also considered that the Fund underperformed the MSCI China Index for the year-to-date, one-year and three-year periods ended October 31, 2016. The Trustees also considered that from the Fund’s inception on July 27, 2012 through October 31, 2016, the Fund had outperformed both benchmark indices and achieved positive total returns. The Trustees observed that AC ONE does not manage other accounts utilizing a similar investment strategy to that of the Fund for purposes of conducting a performance comparison.

Cost of Advisory Services and Profitability.  The Trustees considered the annual advisory fee that the Fund pays to AC ONE under the Investment Advisory Agreement, as well as AC ONE’s profitability from services that AC ONE rendered to the Fund during the 12 month period ended June 30, 2016.  The Trustees also considered the effect of an expense limitation agreement on AC ONE’s compensation and that AC ONE has contractually agreed to reduce its advisory fees and, if necessary, reimburse the Fund for operating expenses, as specified in the Fund’s prospectus.  Regarding management fees charged to separately managed accounts, the Trustees observed that AC ONE and its affiliate, Chelsea Management Company, do not manage any other accounts with investment strategies similar to that of the Fund. The Trustees also observed that AssetPlus Investment Management Corp. charges management fees to its clients that exceed the advisory fee rate paid by the Fund to AC ONE.  The Trustees concluded that AC ONE’s service relationship with the Fund has not been profitable.

Comparative Fee and Expense Data.  The Trustees considered a comparative analysis of the contractual expenses borne by the Fund and those of funds in the same Morningstar benchmark category.  The Trustees noted the Fund’s advisory fee was higher than the average and median management fee reported for the benchmark category. The Trustees also took into account that the advisory fees borne by the Fund were within the range of that borne by funds in the benchmark category. The Trustees then considered that the total expenses of the Fund (after waivers and expense reimbursements) were below the median and above the average for the benchmark category.  They also considered that when the benchmark category was limited to comparably-sized funds, the Fund’s total expenses (after waivers and expense reimbursements) was below the category median and average. While recognizing that it is difficult to compare advisory fees since advisory services provided may vary from one investment adviser to another, the Trustees concluded that AC ONE’s advisory fee continues to be reasonable.

AC ONE CHINA FUND

Approval of Investment Advisory Agreement (Unaudited) – Continued

Economies of Scale.  The Trustees considered whether the Fund would benefit from any economies of scale, noting that the investment advisory fee for the Fund already contains numerous breakpoints.  The Trustees noted AC ONE anticipates realizing certain economies of scale if Fund assets should increase materially from current levels, and determined that the breakpoint structure of the Fund’s investment advisory fee will share such economies with Fund shareholders.  The Trustees also considered the fact that the Fund’s assets are too low to reconsider whether the current breakpoint structure is appropriate at the present time, and further considered that AC ONE agreed to reassess the issue in the future. The Trustees also agreed to reassess the Fund’s advisory fee breakpoint structure in the future as circumstances change and the Fund’s asset levels increase.

Other Benefits.  The Trustees considered the direct and indirect benefits that could be realized by the Adviser and its affiliates from the Adviser’s relationship with the Fund. The Trustees considered that AC ONE does not utilize soft dollar arrangements with respect to portfolio transactions and has no affiliated brokers to execute the Fund’s portfolio transactions.  The Trustees considered that AC ONE may receive some form of reputational benefit from services rendered to the Fund, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that AC ONE does not receive additional material benefits from its relationship with the Fund.

AC ONE CHINA FUND

Privacy Notice (Unaudited)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

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INVESTMENT ADVISER
AC ONE Asset Management, LLC
444 South Flower Street
Los Angeles, CA 90071

DISTRIBUTOR
Quasar Distributors, LLC
777 E. Wisconsin Avenue
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Stradley Ronon Stevens & Young LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19130

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-888-964-0788.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distribution calculations.  There were no “other services” provided by the principal accountant.  For the fiscal years ended June 30, 2017 and June 30, 2016, the Fund’s principal accountant was Cohen & Company, LTD. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2017	FYE 6/30/2016
Audit Fees	$14,000	$14,000
Audit-Related Fees	$0	$0
Tax Fees	$3,000	$2,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, LTD applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 6/30/2017	FYE 6/30/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2017	FYE 6/30/2016
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                           Managed Portfolio Series

By (Signature and Title)*    /s/James R. Arnold
James R. Arnold, President

Date    September 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/James R. Arnold
James R. Arnold, President

Date    September 7, 2017

By (Signature and Title)*    /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date    September 7, 2017

* Print the name and title of each signing officer under his or her signature.